                                  STATE OF ILLINOIS
                           ENVIRONMENTAL PROTECTION AGENCY
                                AMENDMENT NUMBER 2 TO
                               AGENCY SERVICE AGREEMENT

     In consideration of the execution of the Professional Services Agreement Number VI-8302, executed May 19, 1997 (hereinafter, "Enhanced I/M Agreement"), between the Illinois Environmental Protection Agency (hereinafter, "Agency") and Envirotest Illinois, Inc. (hereinafter, "Contractor"), whose address is 246 Sobrante Way, Sunnyvale, CA 94086, the parties hereto further agree as follows:

                                     WITNESSETH:

     WHEREAS, the Agency and the Contractor entered into the Enhanced I/M Agreement hereinabove described, pursuant to which the Agency engaged the Contractor to perform services in connection with the Illinois Vehicle Emissions Inspection Law of 1995;

     WHEREAS, the Enhanced I/M Agreement incorporates the Scope of Services for the Extension of the Vehicle Emission Test Program, dated October 31, 1990 (hereinafter, "Scope"), the License Agreement, dated October 31, 1990, the Contractor's Technical Proposal, dated September 21, 1990, and each of seven (7) Amendments subsequently entered into pursuant to the terms of the Agreement (collectively contained in Appendix 10.20 of the Enhanced I/M Agreement, and hereinafter referred to as the "Basic I/M Agreement");

     WHEREAS, the Parties are desirous of amending the requirement to provide updated system documentation contained in Paragraph 10 of Amendment Number 6 to the Basic I/M Agreement;

     WHEREAS, to reflect the further understandings and agreement of the Agency and the Contractor, the Agency and the Contractor have determined it to be in their best interests to enter into this Amendment Number 2 to the Enhanced I/M Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. The Contractor has submitted updates to the following outstanding elements of system documentation which fully satisfies the obligation contained in Paragraph 10 to Amendment Number 6 to the Basic I/M Agreement:

          Functional Specification
          Architecture Document
          Detail Design Documentation for:
               SOSUPD
               Mailing
               Clears/Echo Back


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number
2 to the Enhanced I/M Agreement this 22nd day of October, 1997, and have agreed that it shall become a part of the Agency Service Agreement Number VI-8302 as evidenced by the signatures of their duly authorized representatives as affixed below.

ENVIROTEST ILLINOIS, INC.               ILLINOIS ENVIRONMENTAL
                                        PROTECTION AGENCY


BY /s/ F. Robert Miller                 BY  /s/ Mary A. Gade 10/30/97
   -------------------------------         -------------------------------
   F. Robert Miller                        Mary A. Gade, Director
   President & CEO


                                        INTRA-AGENCY CONCURRENCE:


                                        /s/ Elizabeth R. Tracy 10/29/97
                                        ----------------------------------
                                        Division Manager



                                        [ILLEGIBLE] 10/29/97
                                        ----------------------------------
                                        Manager of Administration



                                        [ILLEGIBLE] 10/29/97
                                        ----------------------------------
                                        Associate Director for Legal Affairs